SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K


                                 CURRENT REPORT
                        PURSUANT TO SECTION 13 OR 15 (D)
                                     of the
                         SECURITIES EXCHANGE ACT OF 1934

        Date of Report (Date of Earliest Event Reported) February 3, 2005

                                  W-CANDY, INC
             (Exact name of registrant as specified in its charter)

                                     FLORIDA
         (State or other jurisdiction of incorporation or organization)

   333-103363                                             56-2301903
(Commission File Number)                   (IRS Employer Identification Number)

                          9770 S Military Trail, # B-7
                             Boynton Beach, FL 33436
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           Address of principal executive offices) (Zip Code)


                                  561-364-7299
              (Registrant's telephone number, including area code)


                  (Former address if changed since last report)

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


              Item 4.01 Change in Registrant's Certifying Accountant

(a)           Previous Independent Accountants

(i) On Febraury 3, 2005, W-Candy, Inc. (the Registrant") dismissed Baum & Co, P.A. ("Baum") as its independent accountants, effective immediately. Baum served as the Registrant's independent accountants during the period from October, 2002 to December 31, 2003 (the "engagement period").

(ii) The decision to dismiss Baum was approved by the Registrant's board of directors.

(iii) During the engagement period, there were no disagreements with Baum on any matter of accounting practices or principles, financial statement disclosure, or auditing scope or procedure, which disagreements, if not resolved to the satisfaction of Baum, would have caused them to make reference thereto in their report on the financial statements for such periods. Baum's reports on the financial statements of the Registrant for fiscal year 2003 and any subsequent interim period preceding the dismissal did not contain any adverse opinion or a disclaimer of opinion, and were not qualified or modified as to financial statement disclosure, audit scope or procedure, or accounting principles or practices except that the report was modified as to uncertainty and contained a disclosure stating that the financial statements were prepared based on the assumption that the Registrant would continue as a going concern.

(iv) During the engagement period, none of the events described in Regulation S-K Item 304(a)(1)(iv)(B) occurred.

(v) On January 19, 2007, the Registrant delivered a copy of the disclosure that it proposed to make in Item 4 of this Form 8-K, and requested that Baum furnish it with a letter addressed to the Securities and Exchange Commission stating whether or not Baum agreed with such disclosures. A copy of this letter, dated January 19, 2007 indicating such agreement, is filed as an exhibit to this Form 8-K.


(b)           New Independent Accountants

(i) The Registrant engaged the firm of Sherb & Co., LLP ("Sherb") as its independent accountants for the fiscal year ending December 1, 2004, upon approval on February 53, 2005 by the Company's Board of Directors.

(ii) During the two most recent calendar years, the Company has not consulted with Sherb with respect to any matter that was either the subject of a disagreement (as defined in Item 304
              (a)(1)(iv)(A) of Regulation S-K) or a reportable event (as defined in Item 304 (a)(1)(iv)(B) of Regulation S-K).

                                     Item 9.01.
                        Financial Statements and Exhibits

Financial Statements

             None.

Exhibits

             See Exhibit Index attached hereto and incorporated herein by reference.

                                   SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



                               W-Candy, Inc, INC.
                                  (Registrant)


Date:  January 19, 2007                   By:  /s/Brian Shenkman
                                        ---------------------------
                                           Brian Shenkman
                                           Chief Executive Officer

EXHIBIT INDEX

Exhibit Number  Description

   16.1 Letter of Baum & Co, P.A. dated January 8, 2007, regarding change in certifying accountant.